Saturna Investment Trust

Supplement dated July 10, 2023
to
Prospectus dated March 31, 2022, as supplemented

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

Idaho Tax-Exempt Fund

The Board of Trustees of Saturna Investment Trust approved a plan to liquidate and terminate the Idaho Tax-Exempt Fund (the "Fund"), upon the recommendation of Saturna Capital Corporation, the Fund's investment adviser. As of August 15, 2023, the Fund will no longer accept new investments and will no longer accept purchase and redemption orders from existing investors as of September 15, 2023.

The Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective. The Fund pursues its investment objective by investing in debt securities issued by the State of Idaho and its political subdivisions. Under normal circumstances, at least 80% of net assets are invested in debt securities generating income exempt from both federal and Idaho income tax. In connection with the liquidation, the Fund will depart from its stated investment objective, and may begin to do so immediately, as it begins to convert all portfolio securities to cash or cash equivalents in preparation for the final distribution(s) to shareholders. To prepare for the closing and liquidation of the Fund, the Fund's portfolio managers will increase the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests.

The date of liquidation of the Fund is anticipated to be on or about October 15, 2023 (the "Liquidation Date"). On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to each remaining shareholder equal to the shareholder's proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund's shares held by the shareholder, and the Fund will be dissolved. If necessary, the Fund will declare and pay a dividend to distribute to the Fund's shareholders all of the Fund's remaining investment company taxable income and all of the Fund's net capital gain, if any (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax. Alternatively, the Fund may treat the amounts distributed pursuant to the Plan as being paid as dividends as part of the liquidating distributions. Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of another Fund of Saturna Investment Trust in accordance with the terms of the Fund's prospectus. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction costs incurred in connection with the disposition of the Fund's portfolio holdings. Such transaction costs would reduce distributable net capital gains, if any. Once distribution is complete, the Fund will terminate.

The redemption, sale or liquidation of your Fund shares will be a taxable event, on which you will realize a taxable gain (or loss), to the extent that your tax basis in the shares is lower (or higher) than the liquidation proceeds that you receive. The exchange of your shares for shares of another Fund of Saturna Investment Trust will also be a taxable event. If you own Fund shares in a tax-deferred account, such as an individual retirement account, 401(k) plan or 403(b) account, distribution to the account of the liquidation proceeds will not be subject to current income taxation. You should consult your tax adviser about the Fund's liquidation and its tax consequences to you, if any. You should also consult your tax adviser before initiating any exchange or redemption of Fund shares.

* * * * * *

This Supplement must be accompanied by or read in conjunction with the current Summary Prospectus and Prospectus identified above, each dated March 31, 2023.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

#   #   #